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                      AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT


          This AMENDMENT No. 2 TO EMPLOYMENT AGREEMENT ("Second Amendment") is made as of the 20th day of December, 1996 between Mercantile National Bank (the "Bank"), a national banking association organized and existing under the laws of the United States, and Scott A. Montgomery, an individual ("Montgomery") and amends that certain Employment Agreement dated June 21, 1996 between the Bank and Montgomery as amended by that certain Addendum dated June 21, 1996 (collectively, the "Employment Agreement").

                                      RECITAL

          WHEREAS, the Bank and Montgomery desire to amend the Employment Agreement to reflect the following terms and conditions.

          NOW, THEREFORE, Bank and Montgomery hereby agree as follows:

          1. Section 3.4 of the Agreement shall be deleted in its entirety and replaced with the following:

               Bancorp has granted to Montgomery options to purchase 200,000 shares of Bancorp common stock (the "Stock Options") under the National Mercantile Bancorp 1990 Stock Option Plan (the "1990 Plan") on December 20, 1996. The terms and conditions of such Stock Options shall be set forth in a separate option agreement. Such Granted Stock Options shall be deemed incentive options to the maximum extent permitted by law and the 1990 Plan. Such stock option agreement, which must be executed by Montgomery and Bancorp, shall include, among others, the following terms and conditions:

          2. The term "Non-Qualified Stock Options" used in subsection 3.4.2, 3.4.3, 3.4.4 and 3.4.5, shall be deleted and replaced with the term "Granted Stock Options" and the word "Non-Qualified" used in subsections 3.4.6 and 3.4.7 shall be deleted and replaced with the term "Granted."

          3. The first phrase of the second sentence of Section 3.4.4 shall be deleted in its entirety and replaced with the following:


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                    Bancorp shall adopt the 1996 Stock Incentive Plan to
               authorize 500,000 (pre Reverse Stock Split shares contemplated by the Board of Directors to occur in connection with the Recapitalization) additional shares (the "1996 Plan") and submit the 1996 Plan for approval at the next annual or special shareholders meeting. Bancorp's Board of Directors shall recommend and solicit approval of the 1996 Plan. Subject to such approval,

          4.   Subsection 3.4.4(g) shall be amended by adding the following:

                    (i) For purposes of this Agreement, any adjustments contemplated by Section 3.4.4 hereof to occur after a Recapitalization shall be required to occur only once and with respect only to the first such Recapitalization to occur on or before December 31, 1999.

          5. Subsection 3.4.4(h) is deleted in its entirety and replaced with the following:

                    (h) Montgomery acknowledges that at present there are not sufficient shares available under the National Mercantile Bancorp 1990 or 1994 Stock Option Plans (collectively, the "Plans") to grant Montgomery the Additional Options (or the Option and Tandem SAR referred to in paragraph 3.5), and that shareholder approval for the 1996 Plan providing for additional shares is required. Bancorp agrees to adopt the 1996 Plan and to submit the 1996 Plan to the shareholders of Bancorp for approval at the next annual or special shareholders meeting. Bancorp's Board of Directors shall recommend and solicit approval of the 1996 Plan.

          6. Subsection 3.4.5 shall be amended by adding the words "or the 1996 Plan, as the case may be" immediately before the period.

          7. A new sentence shall be added to the end of subsection 3.4.6 as follows:

               In no event shall Montgomery be permitted to exercise any options granted by the Company to him, and, as a result hereof, hold more than 4.9% of the Company's capital stock at any time during the period commencing on the date


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               hereof and continuing for a period of three years following the
               Recapitalization.

          8. Section 3.5 shall be amended by deleting the first sentence and replacing it with the following:

               Pursuant to a separate stock rights agreement, and subject to shareholder approval of the 1996 Plan, Bancorp shall grant to Montgomery a non-qualified stock option ("Option") and tandem stock appreciation right ("Tandem SAR") with respect of 75,000 shares of Bancorp Common Stock (the "Option and Tandem SAR") under the 1996 Plan.

          9. Subsections 3.4.4(e) and 3.5.5 shall be amended by deleting all references to the 1990 Plan and replacing such references with "1996 Plan".

          10. Subsection 3.5.6 shall be deleted in its entirety and replaced with the following:

               3.5.6 Montgomery acknowledges that at present there are not sufficient shares available under the Plans to grant Montgomery the Option and Tandem SAR (or the Additional Options referred to in paragraph 3.4.4), and that shareholder approval for the 1996 Plan providing for additional shares is required. Bancorp agrees to adopt the 1996 Plan and to submit the amendment to the shareholders of Bancorp for approval at the next annual or special shareholders meeting. Bancorp's Board of Directors shall recommend and solicit approval of the 1996 Plan.

          11. Subsection 3.5.7 shall be amended by deleting the words "the 1990 Plan" and adding the words "the 1996 Plan."

          12. Montgomery acknowledges that on December 20, 1996 the Stock Option Committee of the Board of Directors cancelled the grant of options of 200,000 shares of Common Stock to Montgomery on June 21, 1996 and granted Montgomery options of 200,000 shares of Common Stock at $1.25 per share.


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          13.  All other terms and conditions contained in the Employment
          Agreement shall remain in full force and effect.

                                        MERCANTILE NATIONAL BANK


                                        By   /s/  HOWARD P. LADD
                                           -------------------------------------
                                                  Howard P. Ladd
                                                  Chairman

                                        By   /s/  SCOTT A. MONTGOMERY
                                           -------------------------------------
                                                  Scott A. Montgomery



Agreed as to the obligations of National Mercantile Bancorp specified in the foregoing Agreement.

                                        NATIONAL MERCANTILE BANCORP


                                        By   /s/  HOWARD P. LADD
                                           -------------------------------------
                                                  Howard P. Ladd
                                                  Chairman, President & CEO


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          14.  INTERPRETATION AND CONSTRUCTION.  The interpretation and construction of this Agreement b the Committee shall be final, binding and conclusive. The section headings in this Agreement are for conveniences of reference only and shall not be deemed part of, or germane to the interpretation or construction of, this Agreement.


                                        NATIONAL MERCANTILE BANCORP


                                        By   /s/  HOWARD P. LADD
                                           -------------------------------------
                                                  Howard P. Ladd
                                                  Chairman of the Board


                                        By   /s/  SCOTT A. MONTGOMERY
                                           -------------------------------------
                                                  Scott A. Montgomery
                                                  Optionee


By her signature below, the spouse of the Optionee agrees to be bound by all of the terms and conditions of the foregoing Agreement.



                                        By   /s/  ELAINE BELL MONTGOMERY
                                           -------------------------------------
                                                  Elaine Bell Montgomery


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